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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                -----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 22, 2000
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                                  GenCorp Inc.
                          ----------------------------

               (Exact Name of Registrant as Specified in Charter)



               Ohio                      1-01520             34-0244000
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   (State or Other Jurisdiction     (Commission File       (IRS Employer
         of Incorporation)               Number)         Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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       (Address of Principal Executive Offices)                   (Zip Code)


P.O. Box 537012, Sacramento, California                           95853-7012
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         (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference is the text of two press releases which were issued by GenCorp Inc.

Exhibit 99.1 is a GenCorp Inc. press release dated October 22, 2000, which was issued late in the evening on the said date. In the release, GenCorp Inc. announced that it had signed an agreement to acquire The Laird Group's Draftex International Car Body Seals Division. This acquisition will make GenCorp's Vehicle Sealing business the second largest automotive vehicle sealing supplier in the world. GenCorp anticipates the Draftex acquisition to be complete before year-end.

Exhibit 99.2 is a GenCorp Inc. press release dated October 23, 2000, which was issued after close of market on October 23, 2000. In the release, GenCorp Inc. reported additional details on the financial benefits of acquiring the Draftex automotive sealing business.

These releases contain forward-looking statements as defined under securities laws, including statements about the expected impact of the acquisition on GenCorp's earnings per share, operating margins and cash flow, and projected improvements to GenCorp's customer base, R & D capabilities and technology. Such forward-looking statements involve risks and uncertainties, which could cause actual results to differ from the statements. These include risks and uncertainties connected with closing the acquisition of the Draftex business and those inherent in integrating the Draftex operations to realize opportunities for improved efficiency, cost saving and improved capabilities.

ITEM 7.  EXHIBITS

Table                                                                    Exhibit
Item No.  Exhibit Description                                             Number
--------  -------------------                                             ------

  99      GenCorp Inc. press release dated October 22, 2000 announcing     99.1
          an agreement to acquire The Laird Group's Draftex International
          Car Body Seals Division.

  99      GenCorp Inc. press release dated October 23, 2000 reporting      99.2
          additional details on the financial benefits of acquiring The
          Laird Group's Draftex International Car Body Seals Division.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENCORP INC.


                              By: /s/ William R. Phillips
                                  -----------------------
                            Name: William R. Phillips
                           Title: Senior Vice President, Law, General Counsel
                                  and Secretary

Dated:  October 24, 2000